Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.



       THIS TERM SHEET CONTAINS REVISED INFORMATION CONCERNING CERTIFICATE
             PASS-THROUGH RATES, WHICH YOU SHOULD REVIEW CAREFULLY.

                 Salomon Brothers Mortgage Securities VII, Inc.
                Mortgage Pass-Through Certificates, Series 1999-C1
                        Classes A1, A2, B, C, D, E1, E2, F & X
                        $666,879,000 (approximate)

                                  -------------

                            CMBS New Issue Term Sheet

                                  -------------
                                  July 28, 1999

SALOMON SMITH BARNEY                       BANC OF AMERICA SECURITIES LLC


Contacts:                      Phone              Fax                Email
Trading-SalomonSmithBarney
-------
Paul Vanderslice               (212) 723-6156     (212) 723-8599     paul.t.vanderslice@ssmb.com
Jeff Lewis                     (212) 723-6156     (212) 723-8599     jeff.lewis@ssmb.com
Jeff Sturdevant                (212) 723-6156     (212) 723-8599     jeff.sturdevant@ssmb.com

Trading-Banc of America Securities LLC
--------------------------------------
Bill Hale                      (704) 388-1597     (704) 388-9677     billh@ncmi.com
Geordie Walker                 (704) 388-1597     (704) 388-9677     geordie.r.walker@ncmi.com
Ken Rivkin                     (704) 388-1597     (704) 388-9677     Kenneth.a.rivkin@ncmi.com

Finance
-------
David Tibbals                  (212) 816-7613     (212) 816-8307     david.d.tibbals@ssmb.com
Angela Hutzel                  (212) 816-8087     (212) 816-8307     angela.j.hutzel@ssmb.com
Joseph Siragusa                (212) 816-7973     (212) 816-8307     joseph.siragusa@ssmb.com

Analytics
---------
Tony Lupo                      (212) 816-7962     (212) 816-8307     thomas.b.lupo@ssmb.com
Nancy Wilt                     (212) 816-7808     (212) 816-8307     nancy.wilt@ssmb.com
Bruce Bernard                  (212) 816-7965     (212) 816-8307     bruce.r.bernard@ssmb.com

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

                                COLLATERAL FACTS

--------------------------------------------------------------------------------------------------
Initial Pool Balance:                                        $734,852,899
Number of Mortgage Loans:                                    213
Number of Properties                                         232
Average Loan Cut-off Date Balance:                           $3,450,014
Average Property Cut-off Date Balance:                       $3,167,469
Weighted Average Current Mortgage Rate(a):                   7.255%        (6.200% - 9.375%)
Weighted Average U/W NCF DSCR (b):                           1.36x         (1.05x - 3.04x)
Weighted Average Cut-off Date LTV Ratio:                     69.99%        (25.15 %- 83.54%)
Weighted Average Remaining Term to Scheduled
         Maturity/ARD(c):                                    123 mos.      (55 mos. - 346 mos.)
Weighted Average Remaining Amortization Term:                313 mos.      (110 mos. - 357 mos.)
Weighted Average Seasoning:                                  11 mos.       (2 mos. - 26 mos.)
Weighted Average Lockout Period (Non-Defeasance)(d):         45 mos.       (14 mos. - 226 mos.)
Weighted Average Lockout Period (Defeasance)(e):             116 mos.      (48 mos. - 197 mos.)
-------------------------------------------------------------------------------------------------

(a) Gross Coupon.
(b) U/W NCF DSCR is the ratio of Underwritten Net Cash Flow over the annualized debt service payments.
(c) Anticipated Repayment Date for loans that provide for such a date. All information presented herein with respect to ARD Loans assumes that they mature on their respective Anticipated Repayment Dates.
(d) For non-Defeasance loans with a Lock-out period. (e) Includes both the remaining Lock-out and Defeasance periods.
(e) Includes both the remaining Lock-out and Defeasance periods.

                                  KEY FEATURES

-----------------------------------------------------------------------------------------------------------------------------------
Depositor:                        Salomon Brothers Mortgage Securities VII, Inc..
Lead Manager:                     Salomon Smith Barney Inc.
Co-Manager                        Banc of America Securities LLC
Mortgage Loan Sellers:            Salomon Brothers Realty Corp. ("Salomon"; 68.49% of the Initial Pool Balance) and
                                  Llama Capital Mortgage Company Limited Partnership ("Llama"; 31.51% of the Initial Pool Balance)
Master Servicer:                  GMAC Commercial Mortgage Corporation
Special Servicer:                 BNY Asset Solutions LLC
Trustee/Fiscal Agent:             The Chase Manhattan Bank
Pricing:                          On or about August 6, 1999
Closing:                          On or about August 20, 1999
Settlement:                       On or about August 20, 1999
Cut-off Date:                     August 1, 1999
Distribution Date:                18th of each month, or following business day (commencing in September, 1999)
ERISA Eligible:                   Classes A1, A2 and X are ERISA eligible under the individual underwriters'
                                  prohibited transaction exemptions,
                                  subject to certain conditions for eligibility
Representations & Warranties:     Provided by applicable Mortgage Loan Sellers Structure:
Structure:                        Sequential pay
Interest Accrual Period:          With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.
Day Count:                        30/360
Tax Treatment:                    REMIC
Rated Final Distribution Date:    May 18, 2032
Clean up Call:                    1.0%
Minimum Denominations:            Publicly Offered Classes, except Class X: $10,000
                                  Class X: $1,000,000 Notional Amount
Deal Information/Analytics        It is anticipated that
                                  certain Mortgage Loan and Certificate
                                  information will be available from the
                                  following services: Bloomberg, Intex, Charter
                                  Research, and The Trepp Group.
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

THIS TERM SHEET CONTAINS REVISED INFORMATION CONCERNING CERTIFICATE PASS-THROUGH RATES, WHICH YOU SHOULD REVIEW CAREFULLY.

                        APPROXIMATE SECURITIES STRUCTURE

------------------------------------------------------------------------------------------------
          Rating          Credit    Class    Approx.          Coupon
Class (Moody's/Fitch)(a)  Support     %       Size        Description (d)       Coupon    Price
------------------------------------------------------------------------------------------------
Publicly Offered Classes:
X         Aaa/AAA                           $734,852,899(c)  Variable Rate
A1        Aaa/AAA           28.75%  22.84%  $167,874,000       Fixed Rate
A2        Aaa/AAA           28.75%  48.41%  $355,708,000       Fixed Rate
                                                          (subject to WAC Cap)
B         Aa2/AA            23.50%   5.25%  $38,580,000            WAC
C         A2/A              18.25%   5.25%  $38,580,000            WAC
D         A3/A-             16.75%   1.50%  $11,023,000            WAC
E1        Baa2/BBB          13.00%   2.92%  $21,457,000            WAC
E2        NR/BBB            13.00%   0.83%  $ 6,100,000            WAC
F         Baa3/BBB-         11.50%   1.50%  $11,022,000            WAC

-------------------------------------------------------------
                                                 Principal
   Wtd Average             SMMEA       ERISA       Payment
   Life (yrs.)  Delivery  Eligible    Eligible   Window (b)
-------------------------------------------------------------
      9.11       DTC        N/A         Yes
      5.68       DTC        N/A         Yes      09/99-05/08
      9.11       DTC        N/A         Yes      05/08-01/09
      9.55       DTC        N/A         N/A      01/09-04/09
      9.69       DTC        N/A         N/A      04/09-05/09
      9.74       DTC        N/A         N/A      05/09-05/09
     10.47       DTC        N/A         N/A      05/09-03/11
     11.90       DTC        N/A         N/A      03/11-11/11
     12.80       DTC        N/A         N/A      11/11-12/12

Privately Placed Classes (144A eligible):

--------------------------------------------------
G      NOT OFFERED HEREBY
H      NOT OFFERED HEREBY
J      NOT OFFERED HEREBY
K      NOT OFFERED HEREBY
L      NOT OFFERED HEREBY
M      NOT OFFERED HEREBY
       Total Securities            $734,852,899

(a) Ratings shown are those of Moody's and Fitch, respectively. Classes marked "NR" will not be rated by the applicable Rating Agency.

(b) Calculated at 0% CPR, no balloon extension and ARD Loans pay in full on Anticipated Repayment Dates.

(c)  Notional amount.

(d) The Pass-Through Rate for the Class A2 will equal the lesser of the applicable fixed Pass-Through Rate and the Weighted Average Mortgage Pass-Through Rate for the related Distribution Date. The Pass-Through Rates for the Class B, Class C, Class D, Class E1, Class E2 and Class F Certificates will equal the Weighted Average Mortgage Pass-Through Rate for the related Distribution Date.

                              STRUCTURAL OVERVIEW

                  [GRAPHIC ILLUSTRATION OF STRUCTURAL OVERVIEW]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

                           STRUCTURAL OVERVIEW - Cont.

The Mortgage Pool will be comprised of one Loan Group

Principal will be paid sequentially to Class A1, A2, B, C, D, E1, E2, F, G, H, J, K, L and M Certificates (If principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata). Classes E1 and E2 will be similarly treated

Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A1 and Class A2 Certificates each month

Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

The Master Servicer will cover net prepayment interest shortfalls, up to the portion of the Master Servicing Fee equal to 0.04% per annum. Net shortfalls (after application of prepayment interest excesses and Servicer coverage from the Master Servicing Fee) will be allocated in reverse alphabetical order (for Class E, pro-rata between Class E1 and Class E2) to the interest-bearing Certificates (other than the Class A1, Class A2 and Class X) and then pro-rata (based on interest entitlements) to the Class A1, Class A2 and Class X Certificates

All Classes will pay interest on a 30/360 basis

Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 Certificates, pro rata based on certificate balances)

IO protected with regard to loan modifications and waivers that reduce Mortgage Rate

                             MORTGAGE POOL OVERVIEW
-------------------------------------------------------------------------------
The Mortgage Pool is comprised of 213 multifamily and commercial loans with an aggregate Cut-off Date Balance of approximately $734,852,899

All of the Mortgage Loans are secured by first mortgage liens on multifamily and commercial properties

The Mortgage Pool's average Cut-off Date Balance is approximately $3,450,014

The Mortgage Pool's weighted average current Underwritten NCF Debt Service Coverage Ratio is 1.36x (a)

The Mortgage Pool's Cut-off Date LTV is 69.99%

The Mortgage Pool's weighted average Mortgage Rate is approximately 7.255% per annum

    (a) Underwritten NCF Debt Service Coverage Ratio is the ratio of Underwritten NCF over the annualized debt service payments.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

                               Prepayment Premium

                                                                                          Weighted Averages
                                                                   ---------------------------------------------------------------

                          Number of                                                              Stated               Cut-off Date
                          Mortgage  Aggregate Cut-off % of Initial  Maximum Cut-off  Mortgage  Remaining    U/W NCF     Loan-to-
Prepayment Restrictions     Loans      Date Balance   Pool Balance   Date Balance     Rate      Term (Mo.)    DSCR     Value Ratio
----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance          91        $ 349,032,429      47.50%      $21,841,789        7.132%    121        1.37x     69.57%
Lockout/> of YM or 1%       68          187,267,721      25.48        13,181,122        7.400     133        1.34      70.15
Lockout/YM                  45          150,251,905      20.45        14,424,219        7.221     118        1.38      69.12
Lockout/> of YM or 1%
    or Defeasance            5           34,718,323       4.72         9,976,813        7.864     116        1.23      78.88
Lockout/YM/Declining Fee     1            7,007,360       0.95         7,007,360        7.510     105        1.44      72.24
Lockout/Declining Fee        1            3,863,094       0.53         3,863,094        7.160     119        1.41      72.89
> of YM or 1%                1            2,467,629       0.34         2,467,629        6.500     170        3.04      35.25
> of YM or 1%/Declining Fee  1              244,438       0.03        $  244,438        9.310     156        1.49      57.51
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                     213        $ 734,852,899     100.00%                         7.255%    123        1.36x     69.99%
---------------------------------------------------------------------------------------------------------------------------------

                       Prepayment Premium by Mortgage Rate

                                                      Weighted Averages        % of Initial Pool Balance
                                                      ---------------------------------------------------

                 Number of   Aggregate                             Stated                  Lockout then
                 Mortgage     Cut-Off     % of Initial  Mortgage  Remaining Lockout then    Greater of
Mortgage Rate      Loans    Date Balance  Pool Balance    Rate   Term (Mo.)  Defeasance   1%/Yld. Maint.
----------------------------------------------------------------------------------------------------------
0.00% to 6.49%       5      $ 21,109,321      2.87%       6.320%     119       2.87%          0.00%
6.50% to 6.74%       8        43,408,090      5.91        6.593      113       5.57           0.00
6.75% to 6.99%      30       112,368,868     15.29        6.875      116       9.13           4.02
7.00% to 7.24%      58       240,301,136      2.70        7.138      126      13.47           6.11
7.25% to 7.49%      35       105,422,723     14.35        7.311      124       6.71           4.69
7.50% to 7.74%      39        99,364,991     13.52        7.581      132       4.57           6.18
7.75% to 7.99%      22        77,307,397     10.52        7.847      123       2.19           2.67
8.00% to 8.24%      10        29,517,169      4.02        8.129      112       2.99           1.03
8.25% to 9.49%       6         6,053,204      0.82        8.826      129       0.00           0.79
---------------------------------------------------------------------------------------------------
TOTALS             213      $734,852,899    100.00%       7.255%     123      47.50%         25.48%
---------------------------------------------------------------------------------------------------

                                          % of Initial Pool Balance
---------------------------------------------------------------------------------------------------------------------------------
                                Lockout then                                                                       Greater of
                  Lockout     Greater of 1%/Yld.       Lockout then Yld.        Lockout then       Greater of     1%/Yld. Maint.
Mortgage Rate    Yld. Maint.    Maint. Or Def       Maint then Declining Fee    Declinging Fee   1%/Yld. Maint. then Declining Fee
----------------------------------------------------------------------------------------------------------------------------------
0.00% to 6.49%    0.00%          0.00%                     0.00%                    0.00%           0.00%               0.00%
6.50% to 6.74%    0.00           0.00                      0.00                     0.00            0.34                0.00
6.75% to 6.99%    2.15           0.00                      0.00                     0.00            0.00                0.00
7.00% to 7.24%   12.60           0.00                      0.00                     0.53            0.00                0.00
7.25% to 7.49%    2.95           0.00                      0.00                     0.00            0.00                0.00
7.50% to 7.74%    0.84           0.98                      0.95                     0.00            0.00                0.00
7.75% to 7.99%    1.91           3.75                      0.00                     0.00            0.00                0.00
8.00% to 8.24%    0.00           0.00                      0.00                     0.00            0.00                0.00
8.25% to 9.49%    0.00           0.00                      0.00                     0.00            0.00                0.03
-----------------------------------------------------------------------------------------------------------------------------
TOTALS           20.45%          4.72%                     0.95%                    0.53%           0.34%               0.03%
-----------------------------------------------------------------------------------------------------------------------------

      Initial Loan Pool Prepayment Restrictions Composition Over Time (1)

                                                            Months Following Cut-off Date
                          -------------------------------------------------------------------------------------------------------
Prepayment Restriction      0         12         24         36         48         60        72         84         96         108

Remaining Pool Balance(2) 100.00%    98.58%     97.03%     95.37%     93.58%     90.80%    88.73%     86.50%     83.85%     64.08%

Locked/Defeasance          99.63     99.63      96.10      80.51      67.47      57.30     50.45      47.85      48.04      16.89
Yield Maintenance           0.37      0.37       3.90      19.49      31.99      42.15     48.11      50.73      49.03      30.86
5% Premium                  0.00      0.00       0.00       0.00       0.54       0.00      0.00       0.00       0.03       0.00
4% Premium                  0.00      0.00       0.00       0.00       0.00       0.55      0.00       0.00       0.00       0.04
3% Premium                  0.00      0.00       0.00       0.00       0.00       0.00      1.44       0.00       0.00       0.00
2% Premium                  0.00      0.00       0.00       0.00       0.00       0.00      0.00       1.42       0.00       0.00
1% Premium                  0.00      0.00       0.00       0.00       0.00       0.00      0.00       0.00       1.41       0.00
Open                        0.00      0.00       0.00       0.00       0.00       0.00      0.00       0.00       1.48      52.21
----------------------------------------------------------------------------------------------------------------------------------
Total                     100.00%   100.00%    100.00%    100.00%    100.00%    100.00%   100.00%    100.00%    100.00%    100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1) All numbers, unless otherwise noted, are as a percentage of the aggregate pool balance at the specified point in time.

(2) Remaining aggregate mortgage loan pool balance as a percentage of the Initial Pool Balance at the specified point in time.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

Allocation of Prepayment Premiums

Prepayment premiums will be allocated between the Publicly Offered Certificates then entitled to principal distributions and the Class X Certificates as follows:

     A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Publicly Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Publicly Offered Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

          Prepayment               (Pass-Through Rate - Discount Rate)
      Premium Allocation =     ------------------------------------------
          Percentage                 (Mortgage Rate - Discount Rate)

     The remaining percentage of the Prepayment Premiums will be allocated to the Class X Certificates

     In general, this formula provides for an increase in the allocation of Prepayment Premiums to the Publicly Offered Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

Allocation of Prepayment Premiums Example

  Discount Rate Fraction Methodology:
    Mortgage Rate    =  9%
    Bond Class Rate  =  7%
    Treasury Rate    =  6%

   Bond Class Allocation                      Class X Allocation
-----------------------------------------------------------------------------
   7% - 6%
   -------   = 33 1/3%            Receives excess premiums = 66 2/3% thereof
   9% - 6%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

                                     States

                                                                                          Weighted Averages
                                                                          ---------------------------------------------------
            Number of                                         Cumulative %               Stated                  Cut-off Date
            Mortgaged      Aggregate Cut-   % of Initial       of Initial      Mortgage  Remaining     U/W NCF  Loan-to-Value
States     Properties     off Date Balance   Pool Balance     Pool Balance      Rate     Term (Mo.)     DSCR       Ratio
------------------------------------------------------------------------------------------------------------------------------
  CA          32            $126,904,988        17.27%            17.27%        7.255%      132         1.37x      69.18%
  TX          26              91,135,130        12.40             29.67         7.519       115         1.25       75.50
  MA          25              85,699,446        11.66             41.33         7.076       116         1.33       67.69
  NY          13              39,527,875         5.38             46.71         7.138       115         1.40       56.63
  CT           6              35,267,679         4.80             51.51         7.181       110         1.36       75.52
  FL          18              34,669,912         4.72             56.23         7.328       125         1.52       70.49
  OH           9              30,208,796         4.11             60.34         7.130       106         1.37       69.50
  GA           9              24,144,066         3.29             63.63         7.328       131         1.45       67.00
  NV           4              20,240,235         2.75             66.38         7.079       141         1.48       60.86
  AZ           6              19,862,457         2.70             69.08         7.295       136         1.31       76.78
  NJ           9              16,569,925         2.25             71.34         7.368       110         1.44       69.45
  WA           4              14,885,737         2.03             73.36         7.332       110         1.32       67.96
  PA           7              14,752,917         2.01             75.37         7.595       117         1.36       74.13
  NH           1              14,424,219         1.96             77.33         7.190       113         1.53       63.82
  HI           1              14,373,504         1.96             79.29         6.880       110         1.22       69.42
  OR           2              14,263,619         1.94             81.23         7.109       116         1.42       71.94
  MD           6              14,234,227         1.94             83.17         7.437       158         1.38       63.24
  TN           4              11,021,774         1.50             84.67         6.777       170         1.42       79.17
  NC           7              10,350,934         1.41             86.08         7.398       131         1.28       76.42
  OK           5               9,266,110         1.26             87.34         7.550       172         1.25       74.53
  AL           4               8,887,866         1.21             88.55         7.162       111         1.31       72.09
  VA           3               8,358,683         1.14             89.68         7.496       111         1.41       61.26
  SC           2               7,393,613         1.01             90.69         6.774       111         1.51       77.55
  IN           2               7,371,041         1.00             91.69         6.988       141         1.33       74.58
  MI           1               6,979,929         0.95             92.64         7.760       117         1.42       62.04
  AR           5               6,306,953         0.86             93.50         7.569       148         1.27       74.64
  WY           3               5,313,903         0.72             94.23         7.109       134         1.48       70.24
  NM           2               5,187,262         0.71             94.93         7.120       128         1.24       75.55
  MS           2               5,042,153         0.69             95.62         7.016       109         1.43       76.49
  MO           3               4,812,217         0.65             96.27         7.556       110         1.25       73.54
  UT           2               4,679,973         0.64             96.91         7.250       161         1.31       78.01
  LA           1               4,359,003         0.59             97.50         6.580       109         1.66       74.51
  WV           1               3,911,797         0.53             98.03         6.860       110         1.29       79.03
  ME           1               3,563,701         0.48             98.52         7.260       166         1.50       73.48
  ID           1               2,176,375         0.30             98.82         9.375        94         1.39       50.61
  IA           1               2,036,706         0.28             99.09         7.125       171         1.35       70.47
  WI           1               1,970,515         0.27             99.36         7.250       161         1.32       78.82
  KS           1               1,723,704         0.23             99.60         7.610       106         1.38       73.35
  DC           1               1,684,755         0.23             99.82         7.090       108         1.29       70.20
  CO           1               1,289,201         0.18            100.00%        7.040       105         1.80       73.67
------------------------------------------------------------------------------------------------------------------------
TOTALS       232            $734,852,899       100.00%                          7.255%      123         1.36x      69.99%
------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

                      Geographic Overview of Mortgage Pool


        [MAP OF UNITED STATES WITH PROPERTIES ANNOTATED BY STATE
                       (ARRANGED CLOCKWISE ON MAP)]

Maine (5)                     New Mexico (4)
1 Property                    2 Properties
$3,563,701                    $5,187,262
0.48% of total                0.71% of total

Massachusetts (1)             Colorado (5)
25 Properties                 1 Properties
$85,699,446                   $1,289,201
11.66% of total               0.18% of total

Connecticut (2)               California (1)
6 Properties                  32 Properties
$35,267,679                   $126,904,988
4.80% of total                17.27% of total

New Jersey (2)                Utah (4)
9 Properties                  2 Properties
$16,569,925                   $4,679,973
2.25% of total                0.64% of total

District of Columbia          Nevada (2)
1 Property                    4 Properties
$1,684,755                    $20,240,235
0.23% of total                2.75% of total

Maryland (3)                  Oregon (3)
6 Properties                  2 Properties
$14,234,227                   $14,263,619
1.94% of total                1.94% of total

Virginia (3)                  Washington (2)
3 Properties                  4 Properties
$8,358,683                    $14,885,737
1.14% of total                2.03% of total

North Carolina (3)            Idaho (5)
7 Properties                  1 Property
$10,350,934                   $2,176,375
1.41% of total                0.30% of total

South Carolina (3)            Wyoming (4)
2 Properties                  3 Properties
$7,393,613                    $5,313,903
1.01% of total                0.72% of total

Florida (3)                   Kansas (5)
18 Properties                 1 Property
$34,669,912                   $1,723,704
4.72% of total                0.23% of total

Georgia (2)                   Iowa (5)
9 Properties                  1 Property
$24,144,066                   $2,036,706
3.29% of total                0.28% of total

Tennessee (3)                 Wisconsin (5)
4 Properties                  1 Property
$11,021,774                   $1,970,515
1.50% of total                0.27% of total

Alabama (3)                   Michigan (4)
4 Properties                  1 Property
$8,887,866                    $6,979,929
1.21% of total                0.95% of total

Mississippi (4)               Indiana (4)
2 Properties                  2 Properties
$5,042,153                    $7,371,041
0.69% of total                1.00% of total

Louisiana (4)                 Ohio (2)
1 Property                    9 Properties
$4,359,003                    $30,208,796
0.59% of total                4.11% of total

Arkansas (4)                  West Virginia (4)
5 Properties                  1 Property
$6,306,953                    $3,911,797
0.86% of total                0.53% of total

Missouri (4)                  Pennsylvania (2)
3 Properties                  7 Properties
$4,812,217                    $14,752,917
0.65% of total                2.01% of total

Oklahoma (3)                  New York (2)
5 Properties                  13 Properties
$9,266,110                    $39,527,875
1.26% of total                5.38% of total

Texas (1)                     New Hampshire (3)
26 Properties                 1 Property
$91,135,130                   $14,424,219
12.40% of total               1.96% of total

Arizona (2)                   Hawaii (3)
6 Properties                  1 Property
$19,862,457                   $14,373,504
2.70% of total                1.98% of total

                (1) > 10.00% of Initial Pool Balance
                (2) 2.01% to 10.00% of Initial Pool Balance
                (3) 1.01% to 2.00% of Initial Pool Balance
                (4) 0.51% to 1.005 of Initial Pool Balance
                (5) <=0.50% of Initial Pool Balance






This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

                                 Property Types

                                                                                                       Weighted Averages
                                                                                       ---------------------------------------------
                         Number of                                                                 Stated              Cut-off Date
                         Mortgaged    Aggregate Cut-   % of Initial   Maximum Cut-off  Mortgage  Remaining   U/W NCF  Loan-to-Value
Property Types           Properties  off Date Balance   Pool Balance   Date Balance      Rate    Term (Mo.)   DSCR       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily                  66        $226,801,755       30.86%       $13,181,122       7.161%      126       1.36x     74.25%
Office                       45         145,105,328       19.75         21,841,789       7.273       122       1.38      68.06
Unanchored Retail            45         104,327,485       14.20         14,373,504       7.302       130       1.34      71.11
Industrial                   34          78,780,919       10.72          8,827,859       7.375       121       1.34      67.19
Anchored Retail              14          76,006,998       10.34         10,692,481       7.194       124       1.37      68.87
Hotel                         7          29,693,418        4.04          7,513,134       7.623       111       1.48      68.15
Leased Fee                    1          17,352,428        2.36         17,352,428       6.550       110       1.27      49.58
Mobile Home Park              5          17,102,287        2.33          6,979,929       7.713       115       1.31      69.27
Mixed Use                     8          15,135,292        2.06          6,546,333       7.407       111       1.32      69.60
Factory Outlet Center         1          14,424,219        1.96         14,424,219       7.190       113       1.53      63.82
Health Care                   1           5,725,593        0.78          5,725,593       7.160       109       1.47      67.36
Self Storage                  3           2,789,121        0.38            965,523       7.856       132       1.37      72.96
Post Office                   2           1,608,056        0.22        $   970,174       7.400       106       1.05      83.54
-------------------------------------------------------------------------------------------------------------------------------
TOTALS                      232        $734,852,899      100.00%                         7.255%      123       1.36x     69.99%
-------------------------------------------------------------------------------------------------------------------------------

                    % of Initial Pool Balance

        [PIE CHART ANNOTATED WITH PERCENTAGES OF INITIAL
                POOL BALANCE BY BUSINESS SECTOR

Multifamily
30.86%

Office
19.75%

Unanchored
Retail
14.20%

Industrial
10.72%

Anchored Retail
10.34%

Hotel 4.04%

Leased Fee 2.36%

Mobile Home Park 2.33%

Mixed Use 2.06%

Factory Outlet Center 1.96%

Other 1.38%]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

Weighted Average Underwritten Net Cash Flow Debt Service Coverage Ratio is
1.36x.

                             Underwritten NCF DSCR

                                                                                                   Weighted Averages
                                                                                   ------------------------------------------------
    U/W NCF        Number of                                          Cumulative %               Stated               Cut-off Date
    DSCR(x)        Mortgage      Aggregate Cut-off     % of Initial  of Initial Pool  Mortgage  Remaining   U/W NCF   Loan-to-Value
U/W NCF DSCR(x)      Loans         Date Balance        Pool Balance      Balance        Rate    Term (Mo.)   DSCR        Ratio
-----------------------------------------------------------------------------------------------------------------------------------
 1.00  to 1.09         3           $  4,198,060            0.57%          0.57%        7.246%      144       1.06x       74.05%
 1.10  to 1.19        17             62,110,928            8.45           9.02         7.582       140       1.14        72.84
 1.20  to 1.24        18             82,234,376           11.19          20.21         7.212       120       1.22        74.67
 1.25  to 1.29        49            186,126,794           25.33          45.54         7.321       116       1.27        71.17
 1.30  to 1.39        52            137,801,406           18.75          64.29         7.324       123       1.34        69.03
 1.40  to 1.49        38            137,140,778           18.66          82.96         7.204       117       1.44        70.30
 1.50  to 1.59        22             91,973,354           12.52          95.47         7.020       134       1.53        65.71
 1.60  to 1.69         5             13,857,811            1.89          97.36         7.456       121       1.66        69.04
 1.70  to 1.79         1                427,590            0.06          97.42         6.840       107       1.70        25.15
 1.80  to 1.89         2              3,762,817            0.51          97.93         7.096       148       1.83        60.59
 1.90  to 1.99         1              3,469,360            0.47          98.40         6.380       170       1.94        76.00
 2.00  to 3.49         5             11,749,626            1.60         100.00%        6.520       139       2.43        46.93
-------------------------------------------------------------------------------------------------------------------------------
     TOTALS          213           $734,852,899          100.00%                       7.255%      123       1.36x       69.99%
-------------------------------------------------------------------------------------------------------------------------------

Weighted Average Cut-Off Date Loan-to-Value Ratio is 69.99%

                       Cut-off Date Loan-to-Value Ratios

                                                                                                  Weighted Averages
                                                                                  ------------------------------------------------
                     Number of                                       Cumulative %              Stated               Cut-off Date
                     Mortgage    Aggregate Cut-off   % of Initial  of Initial Pool  Mortgage  Remaining   U/W NCF   Loan-to-Value
      LTV             Loans        Date Balance      Pool Balance      Balance        Rate    Term (Mo.)   DSCR        Ratio
----------------------------------------------------------------------------------------------------------------------------------
 0.00% to 49.99%        11         $ 47,420,392          6.45%          6.45%        6.892%      143       1.58x       46.25%
50.00% to 54.99%         4           14,239,822          1.94           8.39         7.538       148       1.47        52.67
55.00% to 59.99%        13           34,047,703          4.63          13.02         7.228       114       1.45        57.63
60.00% to 64.99%        19           68,741,316          9.35          22.38         7.291       115       1.42        62.66
65.00% to 69.99%        36          109,960,640         14.96          37.34         7.375       126       1.32        68.07
70.00% to 74.99%        86          253,818,751         34.54          71.88         7.324       122       1.33        73.16
75.00% to 79.99%        39          191,630,166         26.08          97.96         7.183       122       1.34        77.96
80.00% to 84.99%         5           14,994,108          2.04         100.00%        6.921       124       1.28        81.65
----------------------------------------------------------------------------------------------------------------------------------
     TOTALS            213         $734,852,899        100.00%                       7.255%      123       1.36x       69.99%
----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All formation in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                 Salomon Brothers Mortgage Securities VII, Inc.
               Mortgage Pass-Through Certificates, Series 1999-C1
                     Classes A1, A2, B, C, D, E1, E2, F & X
                           $666,879,000 (approximate)

                                 Mortgage Rates



                                                                                                   Weighted Averages
                                                                                     ---------------------------------------------
                 Number of                                          Cumulative %                 Stated               Cut-off Date
                 Mortgage       Aggregate Cut-off   % of Initial  of Initial Pool    Mortgage   Remaining   U/W NCF  Loan-to-Value
Mortgage Rate     Loans          Date Balance       Pool Balance      Balance         Rate      Term (Mo.)   DSCR       Ratio
----------------------------------------------------------------------------------------------------------------------------------

0.00%  to  6.49%    5           $  21,109,321           2.87%           2.87%         6.320%      119       1.75x       70.84%
6.50%  to  6.74%    8              43,408,090           5.91            8.78          6.593       113       1.47        62.80
6.75%  to  6.99%   30             112,368,868          15.29           24.07          6.875       116       1.34        70.45
7.00%  to  7.24%   58             240,301,136          32.70           56.77          7.138       126       1.40        69.08
7.25%  to  7.49%   35             105,422,723          14.35           71.12          7.311       124       1.34        72.44
7.50%  to  7.74%   39              99,364,991          13.52           84.64          7.581       132       1.27        71.10
7.75%  to  7.99%   22              77,307,397          10.52           95.16          7.847       123       1.24        72.01
8.00%  to  8.24%   10              29,517,169           4.02           99.18          8.129       112       1.38        69.44
8.25%  to  9.49%    6               6,053,204           0.82          100.00%         8.826       129       1.48        61.58
----------------------------------------------------------------------------------------------------------------------------------
TOTALS            213           $ 734,852,899         100.00%                         7.255%      123       1.36x       69.99%
----------------------------------------------------------------------------------------------------------------------------------


                                   Loan Type


                                                                                                    Weighted Averages
                                                                                   ------------------------------------------------
                    Number of                                                                    Stated               Cut-off Date
                    Mortgage   Aggregate Cut-off  % of Initial     Maximum Cut-     Mortgage   Remaining    U/W NCF  Loan-to-Value
Loan Type           Loans        Date Balance     Pool Balance   off Date Balance     Rate     Term (Mo.)   DSCR        Ratio
-----------------------------------------------------------------------------------------------------------------------------------

Balloon             150        $ 508,703,521        69.23%      $   21,841,789       7.227%       123       1.38x     70.62%
ARD                  47          167,759,838        22.83           14,424,219       7.281        110       1.34      71.26
Fully Amortizing     16           58,389,540         7.95       $   10,692,481       7.431        168       1.32      60.84
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS              213        $ 734,852,899       100.00%                           7.255%       123       1.36x     69.99%
-----------------------------------------------------------------------------------------------------------------------------------


                    Remaining Term to Scheduled Maturity/ARD



                                                                                                   Weighted Averages
                                                                                     ---------------------------------------------
                 Number of                                          Cumulative %                 Stated               Cut-off Date
                 Mortgage       Aggregate Cut-off   % of Initial  of Initial Pool    Mortgage   Remaining   U/W NCF  Loan-to-Value
Remaining Term     Loans          Date Balance       Pool Balance      Balance         Rate      Term (Mo.)   DSCR       Ratio
----------------------------------------------------------------------------------------------------------------------------------

36   to   59       1             6,630,626               0.90          0.90           7.760         55        1.27       73.43
72   to   95       1             2,176,375               0.30          1.20           9.375         94        1.39       50.61
96   to  107      34            87,117,153              11.86         13.05           7.369        105        1.36       72.32
108  to  119     115           469,914,272              63.95         77.00           7.200        111        1.35       70.42
120  to  179      59           160,012,596              21.77         98.78           7.298        166        1.42       68.14
180  to  239       2             8,007,049               1.09         99.86           7.339        219        1.30       58.28
240  to  359       1               994,828               0.14        100.00%          7.600        346        1.15       70.56
----------------------------------------------------------------------------------------------------------------------------------
TOTALS           213         $ 734,852,899             100.00%                        7.255%       123        1.36x      69.99%
----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Salomon Smith Barney Inc. and not by the issuer of the securities. Salomon Smith Barney Inc. is not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.